UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 6, 2021, Black Creek Industrial REIT IV Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 160,826,966 shares of common stock issued and outstanding as of the close of business on April 7, 2021, the record date for the Annual Meeting, that were eligible to vote, 92,782,448 shares of common stock (approximately 58%) were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered four proposals, described below. The voting results with respect to each proposal are as follows:

Proposal No. 1. The stockholders approved the election of each of the six directors to serve on the board of directors of the Company until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify:

X
Name	For	Withheld
Evan H. Zucker	54,045,053	1,678,624
Dwight L. Merriman III	54,043,098	1,680,579
Marshall M. Burton	54,065,988	1,657,689
Charles B. Duke	54,040,015	1,683,662
Stanley A. Moore	53,858,653	1,865,024
John S. Hagestad	53,926,458	1,797,219

With respect to this proposal, the Company received 37,058,771 broker non-votes for each of the six director nominees. Broker non-votes are counted as present for purposes of determining a quorum but do not count as votes cast for or withheld from a director nominee. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

Proposal No. 2. The stockholders approved the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
91,734,929	331,692	715,827

The Company did not receive any broker non-votes for this proposal because the brokers had discretionary voting power with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.
July 6, 2021
	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager Title: Senior Vice President, Chief Financial Officer and Treasurer